SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2000-4

On December 25, 2001, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-4, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2000, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-4 relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                      BOA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         24,071,253.85    8.000000%    11,922,324.61    158,914.79   12,081,239.41       0.00   1,560.23
                        A2         13,339,636.64    8.000000%             0.00          0.00            0.00       0.00     864.64
                        A3         25,100,000.00    8.000000%             0.00    165,706.42      165,706.42       0.00   1,626.91
                        A4         22,500,000.00    8.000000%             0.00    148,541.61      148,541.61       0.00   1,458.39
                        APO           687,367.26    0.000000%        98,709.27          0.00       98,709.27       0.00       0.00
Residual                AR                  0.00    8.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,797,353.12    8.000000%         3,767.65     31,671.40       35,439.05       0.00     310.95
                        B2          1,673,288.29    8.000000%         1,314.13     11,046.80       12,360.93       0.00     108.46
                        B3          1,004,764.13    8.000000%           789.10      6,633.30        7,422.40       0.00      65.13
                        B4            557,762.76    8.000000%           438.04      3,682.27        4,120.31       0.00      36.15
                        B5            447,001.36    8.000000%           351.06      2,951.04        3,302.09       0.00      28.97
                        B6            446,664.18    8.000000%           350.79      2,948.81        3,299.60       0.00      28.95
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         94,625,091.59     -           12,028,044.67    532,096.43   12,560,141.11     -        6,088.79
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         12,148,929.24          1,560.23
                                A2         13,427,702.91            864.64
                                A3         25,100,000.00          1,626.91
                                A4         22,500,000.00          1,458.39
                                APO           588,657.98              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,793,585.47            310.95
                                B2          1,671,974.15            108.46
                                B3          1,003,975.02             65.13
                                B4            557,324.72             36.15
                                B5            446,650.31             28.97
                                B6            446,313.39             28.95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         82,685,113.19          6,088.79
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     24,071,253.85     8.000000% 060506NH1    76.432507      1.018783     77.885240
                           A2     13,339,636.64     8.000000% 060506NJ7     0.000000      0.000000  1,118.975243
                           A3     25,100,000.00     8.000000% 060506NK4     0.000000      6.601849  1,000.000000
                           A4     22,500,000.00     8.000000% 060506NL2     0.000000      6.601849  1,000.000000
                           APO       687,367.26     0.000000% 060506NM0   100.542395      0.000000    599.589893
Residual                   AR              0.00     8.000000% 060506NN8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,797,353.12     8.000000% 060506NP3     0.776675      6.528840    988.164393
                           B2      1,673,288.29     8.000000% 060506NQ1     0.776675      6.528840    988.164393
                           B3      1,004,764.13     8.000000% 060506NR9     0.776675      6.528840    988.164393
                           B4        557,762.76     8.000000% 060506NS7     0.776675      6.528840    988.164393
                           B5        447,001.36     8.000000% 060506NT5     0.776675      6.528840    988.164393
                           B6        446,664.18     8.000000% 060506NU2     0.776675      6.528840    988.164393
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      94,625,091.59       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-4
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance        82,685,112.97    82,685,112.97
Loan count                    241              241
Avg loan rate           8.466987%             8.47
Prepay amount       11,865,654.95    11,865,654.95

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        15,249.15        15,249.15
Sub servicer fees            0.00             0.00
Trustee fees               354.84           354.84


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                2,255,935.27     2,255,935.27
Special Hazard       1,266,238.36     1,266,238.36


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.572813%           100.000000%             85,698,257.75
   -----------------------------------------------------------------------------
   Junior            9.427187%             0.000000%              8,919,823.06
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                   915,928.36
60 to 89 days                           2                   636,039.40
90 or more                              0                         0.00
Foreclosure                             1                   290,657.70

Totals:                                 6                 1,842,625.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,560,141.11         12,560,141.11
Principal remittance amount           12,028,044.67         12,028,044.67
Interest remittance amount               532,096.43            532,096.43